SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                JANUARY 25, 2008

                     WORLDWATER & SOLAR TECHNOLOGIES CORP.

               (Exact Name of Registrant as specified in charter)

       Delaware                      0-16936                   33-0123045
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  (State or other jurisdiction     (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


         200 Ludlow Drive, Ewing, New Jersey                      08638
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      (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:   609/ 818-0700


                                  not applicable
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          (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__)  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
(__)  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
(__)  Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     Effective January 28, 2008, pursuant to the Agreement and Plan of Merger dated as of October 29, 2007 (the "Merger Agreement"), relating to the acquisition of ENTECH, Inc. ("ENTECH"), by WorldWater & Solar Technologies Corp. (the "Company"), ENTECH was merged with and into WorldWater Merger Corp., a wholly-owned subsidiary of the Company, with WorldWater Merger Corp. continuing as the surviving entity and as a wholly-owned subsidiary of the Company under the name ENTECH, Inc. The common stock of ENTECH outstanding immediately prior to the merger was converted into the right to receive 19,672,132 million shares of the Company's common stock and $6.3 million in cash. The Company funded the cash portion of the merger consideration with the proceeds of a $6 million term loan as described below under Item 2.03, and cash on hand.

     The description of the merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Current Report on Form 8-K filed on November 2, 2007.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On January 28, 2008, and in connection with the merger described in Item
2.01 above, the Company entered into a $6 million Promissory Note (the "Note") with The Quercus Trust. The Note bears interest at a rate of 8% per annum. The outstanding principal amount of the Note and all accrued and unpaid interest are due and payable on July 28, 2008.

     The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the Promissory Note, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     On January 25, 2008, and in connection with the merger described in Item
2.01 above, the Company entered into a Stock Exchange Agreement with The Quercus Trust pursuant to which agreement the Company issued 19,700 shares of its Series E Convertible Preferred Stock in exchange for 19,700,000 shares of the Company's common stock held by The Quercus Trust. The Series E Convertible Preferred Stock has the designations, preferences and rights set forth in the certificate of designation filed with the Secretary of State for the State of Delaware on January 28, 2008 (the "Certificate of Designation"). Pursuant to the Certificate of Designation, The Quercus Trust has the right to one vote for each share of the Company's common stock into which the Series E Convertible Preferred Stock is convertible. Each share of the Series E Convertible Preferred Stock will automatically convert into 1,000 shares of the Company's common stock upon the authorization of a sufficient number of shares of common stock to allow for such conversion.

     The foregoing descriptions of the Stock Exchange Agreement and the Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the Stock Exchange Agreement which is attached hereto as Exhibit 10.2, and the Certificate of Designation which is attached hereto as Exhibit 4.1, each of which is incorporated herein by reference.

ITEM 8.01   OTHER EVENTS

     On January 28, 2008, the Company issued a press release announcing its entry into the transactions contemplated by the Merger Agreement and the Stock Exchange Agreement. The press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial Statements of Business Acquired
          The Company will file the financial statements required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.

          (b) Pro Forma Financial Information
          The Company will file the financial statements required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.

          (d) Exhibits


Exhibit     Description
  No.
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  4.1      Certificate of Designation of the Series E Convertible Preferred
           Stock of WorldWater & Solar Technologies Corp.

 10.1 Promissory Note, dated January 25, 2008, by WorldWater & Solar Technologies Corp. in favor of The Quercus Trust.

 10.2 Stock Exchange Agreement, dated January 25, 2008, by and between WorldWater & Solar Technologies Corp. and The Quercus Trust.

 99.1 Press Release, dated January 28, 2008, issued by WorldWater and Solar Technologies Corp.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          WorldWater & Solar Technologies Corp.

          By:           /s/ Quentin T. Kelly
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          Name:         Quentin T. Kelly
          Title:        Chief Executive Officer


Dated:  January 31, 2008


______________________________________________________________________________


                              EXHIBIT INDEX


Exhibit        Description
  No.
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  4.1      Certificate of Designation of the Series E Convertible Preferred
           Stock of WorldWater & Solar Technologies Corp.

 10.1 Promissory Note, dated January 25, 2008, by WorldWater & Solar Technologies Corp. in favor of The Quercus Trust.

 10.2 Stock Exchange Agreement, dated January 25, 2008, by and between WorldWater & Solar Technologies Corp. and The Quercus Trust.

 99.1 Press Release, dated January 28, 2008, issued by WorldWater and Solar Technologies Corp.